SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                             FORM 8-K



                          CURRENT REPORT




                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported) July 24, 1997




                      WESTERN RESOURCES, INC.
      (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523                 48-0290150
(State or Other Jurisdiction of       (Commission          (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300

                     WESTERN RESOURCES, INC.

Item 5. Other Events

Western Resources herein files the following:

Exhibit 99.1 - Unaudited Pro Forma Combined Financial Information of Western Resources, Inc. and Kansas City Power & Light Company

Exhibit 99.2 - March 31, 1997 Quarterly Report on Form 10-Q for Kansas City Power & Light Company

AVAILABLE INFORMATION

     The reader's attention is directed to additional filings of Western Resources, Inc. (Western Resources) and Kansas City Power & Light Company
(KCPL).

     Western Resources and KCPL are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the Commission). Reports, proxy statements and other information filed by Western Resources and KCPL with the Commission may be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549 and at the public reference facilities in the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of information may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Because Western Resources and KCPL each file certain documents electronically with the Commission, reports, proxy and information statements and other information regarding Western Resources and KCPL may also be obtained at prescribed rates from the Commission at the Commission's Web Site, http//:www.sec.gov. The Western Resources Common Stock and the KCPL Common Stock are listed and traded on the NYSE. The KCPL Common Stock is also listed on the Chicago Stock Exchange. Reports, proxy statements and other information filed by Western Resources and KCPL with the Commission may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005 and, concerning KCPL only, at the offices of the CSE, 440 South LaSalle Street, Chicago, Illinois 60605.

INFORMATION ON KCPL INCLUDED IN UNAUDITED PRO FORMA FINANCIAL INFORMATION.

     On February 7, 1997, KCPL and Western Resources entered into an agreement whereby KCPL would be merged with and into Western Resources.

     While Western Resources has included in Exhibit 99.1 filed beneath information concerning KCPL insofar as it is known or reasonably available to Western Resources, Western Resources is not affiliated with KCPL. Western Resources has not examined KCPL's books and records for the purpose of preparing this document. Therefore, information concerning KCPL which has not been made public was not available to Western Resources for the purpose of preparing this document. Although Western Resources has no knowledge that would indicate that statements relating to KCPL contained or incorporated by reference in Exhibit 99.1 in reliance upon publicly available information are inaccurate or incomplete, Western Resources was not involved in the preparation of such information and statements and, for the foregoing reasons, is not in a position to verify any such information or statements. In addition, Western Resources was not involved in the preparation of Exhibit 99.2, and therefore is not in a position to verify any of the information contained therein.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date     July 24, 1997                By      /s/ Jerry D. Courington
                                                  Jerry D. Courington,
                                                       Controller